Exhibit 10.28

Grupo

Bancolombia*

202100045555

Case number: 202100045555

Date: June 10, 2021, 1:33 AM

P.O. ‘AMENDMENT TO CONTRACT”

AMENDMENT No. 01 to LEASING CONTRACT No. 257617 signed on January 22, 2021.

Between the undersigned, on the one hand,

BANCOLOMBIA S.A., a public limited company, with its main office in the city of Medellin, legally established by Public Deed No. 388 of January 24, 1945, granted by Notary 1 of Medellin, with authorization to operate issued by the Financial Superintendence of Colombia, identified with N.I.T 8909039388, and legally represented in this AMENDMENT (as defined below) in its capacity as attorney-in-fact by MARTIN ORLANDO PRIETO RODRIGUEZ, of legal age and identified with C.C. No. 79.048.722, all of which is evidenced in the certificate of existence and legal representation issued by the Financial Superintendence of Colombia and by the Chamber of Commerce of Bogota D.C., hereinafter referred to as (“THE BANK”), and on the other hand,

LATAM LOGISTIC COL PROPCO COTA 1 S.A.S., a duly constituted company through a private document dated July 5, 2016, in accordance with the laws of the Republic of Colombia, with its main office in the city of Bogota, D.C., identified with NIT No. 900.986.856-3, represented by Guillermo Zarco Berdejo, Michael Patrick Fangman, and Esteban Saldarriaga Gaviria, hereinafter referred to as (“THE LESSEE”).

The PARTIES have agreed to execute this AMENDMENT (hereinafter the “Amendment”) to Financial Leasing Contract No. 257617 (hereinafter the “Leasing Contract”) to make the following modifications:

CLAUSES:

FIRST: The parties agree to modify the Financial Conditions established in the General Data of the Leasing Contract regarding the items listed below, so that henceforth it is understood as agreed in the following manner:

UNDERSTOOD AGREEMENT IN THE FOLLOWING MANNER:

FINANCIAL CONDITIONS

Interest rate on advances: IBR NAMV + 3.65 points

Frequency for determining the interest rate on advances: Monthly.

The IBR N.A.M.V. will correspond to the week of the determination of the rate

Reference Basic Rate: IBR NAMV + 3.65 points

The rate will be expressed on an Effective Annual basis for the calculation of the lease payment, in the Initiation of the Term Annex.

Modality: In arrears

Contract Term: 180 months from the initiation of the Term.

Payment Frequency: Monthly

Grace Period: 6 months

Frequency for determining the interest rate of the contract: Monthly.

The IBR N.A.M.V. will correspond to that of the week of the determination of the rate.

The Initiation of the Term Annex will indicate the payment date of the first installment and the date for the first determination of the rate, which will subsequently continue to be determined with the initially indicated frequency.

In the event that, as of the interest rate determination date, the calculation of the reference index and/or the spread yields a negative result, THE LESSEE declares that they are aware of and accept that the rate for the relevant period will never be lower than zero percent (0%).

All other items that have not been modified or eliminated under the terms of this amendment, in accordance with this clause of this Amendment, shall remain with the same terms as were agreed upon in the Financial Conditions section of the General Data of the Leasing Contract.

SECOND: The parties agree to include the amortization gradient in the TYPE OF AMORTIZATION established in the General Data of the Leasing Contract, for it to be understood henceforth as agreed in the following manner:

TYPE OF AMORTIZATION

Installment:

The contract will have the following amortization:

“From (monthly period)”	“To (monthly period)”	“% capital to amortize”

1	6	0%
7	179	60%
180	180	40%

Note: The last payment of year 15 will include the purchase option.

Initial extraordinary payment: $37,686,000,000.

This amount, to be paid towards the principal at the commencement of the term, must be settled by THE LESSEE as a prerequisite to initiate the process of purchase, importation, construction, or legalization of the property(ies) subject to this contract. It may vary according to the conditions specified in the operation approval, and in case of changes in the value of the property(ies) subject to this contract, the remaining balance must be paid by THE LESSEE on the initiation date of the term.

Purchase Option: 1% of the financing value as the purchase option and 39% as an Extraordinary Lease Payment in the last installment, for a Balloon of 40%.

THIRD: The parties agree to include in the General Data of the Leasing Contract the AVAILABILITY FEE, for it to be understood henceforth as agreed in the following manner throughout the Leasing Contract:

AVAILABILITY FEE: THE BANK may charge an Availability Fee equivalent to 0.10%, calculated monthly, on the undisbursed balances to THE SUPPLIER. THE LESSEE must pay the fee monthly. The rules for this fee are as follows:

Regia A. It will take effect from the date of signing of this contract, starting from January 2021, until its term begins.

Regia B. The commission amount plus the applicable VAT must be paid.

Regia C. The BANK will send an invoice indicating the date by which the LESSEE must make the payment.

STRUCTURING FEE. The BANK may charge a Structuring Fee equivalent to 1%, calculated on the financing amount of the operation. The LESSEE must pay the fee by the due date of the first lease installment once the operation is activated.

FOURTH: The parties declare that the other conditions of Lease Agreement No. 257617, which have not been modified by previous agreements or by this document, remain in force as originally agreed.

For record purposes, it is signed in Bogotá D.C. on the twenty-second (22) day of April 2021.

BANCOLOMBIA:

MARTIN ORLANDO PRIETO R.

ID No. 79.048.722

Authorized Representative of Bancolombia S.A.

THE LESSEE:

MICHAEL PATRICK FANGMAN

ID No. P.P.642954587

Legal Representative

LATAM LOGISTIC COL PROPCO COTA 1 S.A.S.

GUILLERMO ZARCO BERDEJO

ID No. 79.693.866

Legal Representative

LATAM LOGISTIC COL PROPCO COTA 1 S.A.S.

ESTEBAN SALDARRIAGA

ID No. 81.717.335

Legal Representative

LATAM LOGISTIC COL PROPCO COTA 1 S.A.S.

AMENDMENT No. 01 to LEASING AGREEMENT No. 257617 signed on January 22, 2021

Between the undersigned, on the one hand,

BANCOLOMBIA S.A., a public limited company, with its principal address in the city of Medellin, legally established by Public Deed No. 388 on January 24, 1945, granted by Notary 1 of Medellin, with authorization for operation issued by the Financial Superintendence of Colombia, identified with N.I.T 8909039388, and legally represented in this AMENDMENT (as defined below) by MARTIN ORLANDO PRIETO RODRIGUEZ, of legal age and identified with ID No. 79.048.722, all of which is recorded in the certificate of existence and legal representation issued by the Financial Superintendence of Colombia and by the Chamber of Commerce of Bogotá D.C., and who hereinafter, for all purposes of this AMENDMENT, shall be referred to as (“THE BANK”) and, on the other hand,

LATAM LOGISTIC COL PROPCO COTA 1 S.A.S., a company duly established by a private document dated July 5, 2016, in accordance with the laws of the Republic of Colombia, with its principal address in the city of Bogotá, D.C., identified with Tax Identification Number (NIT) No. 900.986.856-3, represented by Guillermo Zarco Berdejo, Michael Patrick Fangman, and Esteban Saldarriaga Gaviria, hereinafter referred to as (“THE LESSEE”).

The PARTIES have agreed to execute this amendment (hereinafter the “Amendment”) to Financial Leasing Agreement No. 257617 (hereinafter the “Leasing Agreement”) to make the following modifications:

CLAUSES:

FIRST: The parties agree to modify the Financial Conditions established in the General Contract Data of the Leasing Agreement regarding the items listed below, so that henceforth it is understood as agreed in the following manner:

FINANCIAL CONDITIONS

Interest rate on advances: IBR NAMV + 3.65 points

Frequency for determining the interest rate on advances: Monthly.

The IBR N.A.M.V will be the one corresponding to the week of determining the rate.

Reference Base Rate: IBR NAMV + 3.65 points

The previously indicated rate will be expressed in Annual Effective Terms for the calculation of the lease installment in the Commencement of the Term Annex.

Modality: In arrears

Contract Term: 180 months from the commencement of the Term.

Payment Frequency: Monthly

Grace Period: 6 months

Frequency for determining the contract interest rate: Monthly.

The IBR N.A.M.V. will be the one corresponding to the week of determining the rate.

The Commencement of the Term Annex will indicate the payment date of the first installment and the date for the first determination of the rate, which will continue to be determined with the initially specified frequency.

If, on the interest rate determination date, the calculation of the reference index and/or the spread yields a negative result, THE LESSEE acknowledges and accepts that the rate for the period in question will never be lower than zero percent (0%).

All other items that have not been modified or eliminated in the terms of this clause of this Addendum will remain under the same terms as were agreed upon in the Financial Conditions section of the General Contract Data of the Leasing Agreement.

SECOND: The parties agree to include the amortization gradient in the TYPE OF AMORTIZATION established in the General Contract Data of the Leasing Agreement, for it to be henceforth understood as agreed in the following manner:

TYPE OF AMORTIZATION

Installment:

The contract will have the following amortization: [Details of the amortization plan to be included here.

“From (monthly period)”	“To (monthly period)”	“% capital to amortize”

1	6	0%
7	179	60%
180	180	40%

Note: The last payment of the 15th year will include the purchase option.

Initial extraordinary payment: $37,686,000,000

This amount, which will be credited to the capital at the commencement of the term, must be paid by THE LESSEE as a prerequisite to initiate the process of purchase, importation, construction, or legalization of the property(ies) subject to this contract. It may vary according to the conditions stated in the operation approval, in case of changes in the value of the property(ies) subject to this contract. The remaining balance must be paid by THE LESSEE on the commencement of the term.

Purchase Option: 1% of the financing amount and 39% as an Extraordinary Lease Installment in the last installment, for a Balloon of 40%.

THIRD: The parties agree to include in the General Contract Data of the Leasing Agreement the AVAILABILITY COMMISSION, for it to be henceforth understood as agreed upon throughout the Leasing Agreement:

AVAILABILITY COMMISSION. THE BANK may charge an Availability Commission equivalent to 0.10%, calculated monthly on the undisbursed balances to THE SUPPLIER. THE LESSEE must pay the commission on a monthly basis. The rules for this commission are as follows:

Regia A. Will begin to accrue from: the date of signing of this Contract / starting from the month of January 2021, until its term begins.

Regia B. The commission amount plus the applicable VAT must be paid.

Regia C. THE BANK will send an invoice indicating the date by which THE LESSEE must make the payment.

STRUCTURING COMMISSION. THE BANK may charge a Structuring Commission equivalent to 1%, calculated on the financing amount of the operation. THE LESSEE must pay the commission with the maturity of the first lease installment once the operation is activated.

FOURTH: The Parties declare that the other conditions of Lease Agreement No. 257617 that have not been modified by previous amendments or by this Amendment remain in force as originally agreed.

For record purposes, it is signed in Bogotá D.C. on the twenty-second (22) day of April 2021.

BANCOLOMBIA:

MARTIN ORLANDO PRIETO R.

ID No. 79.048.722

Authorized Representative of Bancolombia S.A.

THE LESSEE:

MICHAEL PATRICK FANGMAN

P.P.642954587

Legal Representative

LATAM LOGISTIC COL PROPCO COTA 1

GUILLERMO ZARCO BERDEJO

C.C. No. 79.693.866

Legal Representative

LATAM LOGISTIC COL PROPCO COTA 1 S.A.S.

ESTEBAN SALDARRIAGA

ID No. 81.717.335

Legal Representative

LATAM LOGISTIC COL PROPCO COTA 1 S.A.S.